UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 27, 2018

(Date of earliest event reported)

Enservco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South Cherry Street, Suite 1000

Denver, Colorado 80246

(Address of principal executive offices) (Zip Code)

(303) 333-3678

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2018, Austin Peitz notified Enservco Corporation (the “Company”) of his resignation as Senior Vice President of Field Operations of the Company, as well as all positions held with the Company’s subsidiaries, effective April 27, 2018 (the “Separation Date”). Mr. Peitz's’ resignation was not the result of any disagreement with the Company, its Board of Directors (the “Board”), or management, or any matter relating to the Company’s operations, policies or practices.

The Company entered into an Executive Severance Agreement with Mr. Peitz on April 27, 2018 (the “Severance Agreement”). The Severance Agreement provides for certain modified severance compensation and benefits to Mr. Peitz in lieu of and in settlement of the compensation and benefits to be paid to Mr. Peitz upon termination of his employment. Also, pursuant to the terms of the Severance Agreement, (i) Mr. Peitz’s vested incentive stock options representing 33,333 shares of the Company’s common stock will remain exercisable through July 26, 2018, and (ii) Mr. Peitz's vested non-qualified stock options representing 886,667 shares of the Company's common stock will remain exercisable through April 27, 2019. The Severance Agreement contains other standard provisions contained in agreements of this nature including restrictive covenants concerning confidentiality, non-competition, non-solicitation and non-disparagement, and a general release of any and all claims Mr. Peitz may have against the Company, its directors, officers and associated persons.

The foregoing description of the Severance Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Executive Severance Agreement

99.1	Press Release dated April 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSERVCO CORPORATION

Date: April 30, 2018.	By:	/s/ Ian Dickinson
Ian Dickinson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Severance Agreement

99.1	Press Release dated April 30, 2018